UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 13, 2017

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2928 Ramco Street, Suite 120 West Sacramento, CA	95691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

         Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 13, 2017, RiceBran Technologies (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Continental Grain Company, a Delaware corporation (“Continental”), pursuant to which the Company sold and issued 2,654,732 shares (“Shares”) of its common stock at $1.0783 per share for an aggregate of $2,862,597.52. Pursuant to the Purchase Agreement, Continental has the right to designate for nomination one director nominee for any shareholder meeting which directors are to be elected.

The Company and Continental also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of September 13, 2017 under which the Company must register the resale of Shares on a Form S-3 Registration Statement with the Securities and Exchange Commission (“SEC”) on or before October 28, 2017 (the “Registration Statement”). In addition, at any time after September 13, 2018, Continental may request the Company to effect an underwritten public offering to sell the Shares.  Continental is required to reimburse the Company up to $85,000 for costs and expenses related to such an offering if the underwritten public offering is conducted prior to September 13, 2019 or if two or more underwritten public offerings are conducted between September 13, 2019 and September 13, 2021.

If the Registration Statement is not (i) filed by October 28, 2017, (ii) declared effective by the SEC by December 27, 2017 (or January 26, 2018 if a full SEC review occurs), (iii) or if the Registration Statement is declared effective but ceases to be effective for a period of more than thirty (30) days in the aggregate during each one (1) year period following the date of the Registration Rights Agreement, then the Company is required to pay liquidated damages to Continental in an amount equal to one percent (1.0%) of the aggregate purchase price for any unregistered Shares then held by Continental and for each subsequent thirty (30) day period such Shares remain unregistered.  The maximum aggregate liquidated damages payable to Continental is five percent (5.0%) of the aggregate purchase price.

Under the Registration Rights Agreement, the Company agreed to indemnify the holders of Shares and certain persons or entities related to them against certain liabilities, including liabilities arising under the Securities Act.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement is a summary, does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1, and the Registration Rights Agreement, which is attached hereto as Exhibit 10.2, and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

See Item 1.01 above, which disclosures are incorporated herein by reference.  Continental is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The issuance of the Common Stock is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of Common Stock Purchase Agreement dated September 13, 2017

10.2	Form of Registration Rights Agreement dated September 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: September 15, 2017	By:	/s/ Robert Smith
Robert Smith
Chief Executive Officer
(Duly Authorized Officer)